Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
CASH AND CASH EQUIVALENTS.
Cash balances	$ 31,416	$ 44,326
Bank balances	24,960,269	98,395,997
Time deposits	14,600,772	5,782,252
Other fixed-income instruments	196,092,043	140,949,349
Total	$ 235,684,500	$ 245,171,924	$ 419,456,026	$ 245,999,192